Supplement to the Current Prospectus

MFS(R) New Endeavor Fund

The Board of Trustees of the MFS New Endeavor Fund ("New Endeavor Fund") has approved the proposed reorganization of the New Endeavor Fund into the MFS Core Equity Fund ("Core Equity Fund"). The proposed transaction is still subject to approval by the shareholders of the New Endeavor Fund at a shareholders' meeting expected to be held in July 2009. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the New Endeavor Fund's assets and liabilities would be transferred to the Core Equity Fund in return for shares of the Core Equity Fund with equal total net asset value as of the valuation date. These Core Equity Fund shares would be distributed pro rata to shareholders of the New Endeavor Fund in exchange for their New Endeavor Fund shares. Current New Endeavor Fund shareholders would thus become shareholders of the Core Equity Fund and receive shares of the Core Equity Fund with a total net asset value equal to that of their shares of the New Endeavor Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the New Endeavor Fund and its shareholders, as well as to the Core Equity Fund and its shareholders.

The investment objective of the Core Equity Fund is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the Core Equity Fund's investment adviser) normally invests at least 80% of the fund's net assets in equity securities of companies that it believes to have above average earnings growth potential compared to other companies (growth companies), in equity securities of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Core Equity Fund's assets in companies of any size and may also invest the fund's assets in foreign securities. A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by industries.

A full description of the Core Equity Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the New Endeavor Fund on or about May 22, 2009.
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In light of the proposed transaction, sales of New Endeavor Fund shares and exchanges into this fund are expected to be suspended on or about July 17, 2009.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Core Equity Fund, nor is it a solicitation of any proxy. For more information regarding the Core Equity Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


                The date of this supplement is February 26, 2009.